[PHOTO OF BUILDING OMITTED]

                                                [LOGO OMITTED]

                                                REALTY
                                                SHARES
                                                PORTFOLIO

                                                SEMI-ANNUAL REPORT
                                                 TO SHAREHOLDERS

                                                 APRIL 30, 1999

                                                   ADVISED BY:
                                                 CRA REAL ESTATE
                                                 SECURITIES, L.P.

[BLANK PAGE]

                                                                  [LOGO OMITTED]
                                                --------------------------------
                                                                          REALTY
                                                --------------------------------
                                                                          SHARES
                                                --------------------------------
                                                                       PORTFOLIO

MANAGER'S DISCUSSION OF FUND PERFORMANCE

To Our Shareholders:

We are pleased to present the semi-annual report for the CRA Realty Shares Portfolio managed on your behalf by CRA Real Estate Securities. The performance for the portfolio and several indices are summarized in the table below.

[BOUNDING BOX]

                                                                                                                  Since
                                                             April      Trailing    Trailing      Trailing      Inception
                                                             1999         3 mo.       6 mo.        12 mo.      (annualized)
             ---------------------------------------------------------------------------------------------------------------
            CRA Realty Shares Portfolio                     11.28%        9.52%        7.48%       -10.17%         3.78%
            Wilshire R.E. Securities                        10.66         9.19         7.28         -8.23          2.39
            NAREIT - Equity REITs                            9.23         6.03         2.01        -11.65          0.99
            S & P 500 (Large Co. Stocks)                     3.87         4.67        22.31         21.82         30.76
            Russell 2000 (Small Co. Stocks)                  8.96         1.70        15.16         -9.26          9.23
            Lehman Gov't/Corp Bonds                          0.25        -1.65        -0.11          6.28          7.74

            *Inception Date: 1/1/97

[END BOUNDING BOX]

IS THIS THE DAWN? We closed our last report to you with the observation that it is sometimes darkest before the dawn, and that market awareness of the inherent value in real estate securities was building. We are gratified to report that in April, real estate securities advanced approximately 10%. The breadth and extent of the positive performance are very encouraging. Only five times in the last 20 years have real estate securities delivered 10% or more in a month. Usually, such strong positive performance has been followed by continued gains, especially when preceded by periods of poor performance such as 1998's 17.5% decline.

THE CONTEXT IS ENCOURAGING. April's performance is attributed to several real estate factors and a positive broader context. All property type sectors showed strong positive performance (see table below). Increased awareness of stock buyback programs, some management-led buyout offers, and increased investment in REITs by value investors (including Warren Buffett) helped spur interest in real estate stocks. At the same time, government data indicated strong continued growth in the U.S. economy. As a result, cyclical stocks performed very well in April. Small company stocks also did well, gaining almost 9%. The improved breadth of the stock market gains and improving sentiment about the strength of the U.S. economy (a positive for prospective real estate demand) encourage us to expect more positive performance ahead.



                      WILSHIRE REAL ESTATE SECURITIES INDEX
                   PERFORMANCE BY PROPERTY TYPE AS OF 4/30/99

                                   Weight                                   1999                       1998       Trailing
          Property Type           in Index        April          YTD        Rank          1998         Rank        1 year
          ----------------------------------------------------------------------------------------------------------------
          Hotels                    14.7%        18.2%         20.2%           1         -45.6%          10        -31.1%
          Outlet Centers             1.0         12.9          -2.6            9         -10.3            6        -17.4
          Diversified               20.6         11.2           5.0            5         -15.2            8         -5.8
          Storage                    4.2         10.8           3.7            6          -7.2            4         -4.5
          Apartments                18.6         10.4           9.3            3          -8.1            5          2.7
          Office                    16.2         10.2           9.4            2         -18.0            9         -3.4
          Industrial                 4.9          6.9           6.0            4         -10.5            7         -1.5
          Mfr. Homes                 1.6          6.9           1.8            7           0.2            1          5.7
          Shopping Centers           8.2          6.9          -3.5           10           0.0            2         -1.9
          Malls                     10.0          6.2          -1.1            8          -3.5            3         -5.2
          Total                    100.0%        10.7%          6.8%                     -17.4%                     -8.2%


CRA REAL ESTATE SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

REAL ESTATE SECURITIES STILL OFFER VALUE. Though not as depressed as a month ago, real estate stocks still trade at a discount (approximately 5%) to the estimated private market value of their assets. The average dividend yield is still over 7%, and the average price represents only nine times the company's cash flow earnings.

MANAGEMENT TRANSITIONS CONTINUE. In our annual outlook, we predicted that management response to a more competitive environment with less emphasis on acquisitions would be an important determinant of company performance. Management changes have accelerated with mixed reviews. Several companies have reduced management ranks as a necessary response to reduced acquisition and development activity (e.g. AvalonBay Communities and BRE Properties). These changes reduce overhead and management ranks to match a more operations-focused strategy. Some changes, however, have not been so positive. In the wake of some recent merger activity, some management team "marriages" have proved unstable with some unexpected and expensive (in terms of severance package payments) departures. Examples of these less than positive management changes include Mack-Cali Realty Corporation's expensive severance payments to departing Co-CEO Thomas Rizk, and the surprise resignation of Gary Sabin and six other managers from New Plan Excel Realty. We continue to monitor management response and strategy closely in this time of change.

We thank you for your continued faith and confidence and believe that the performance outlook for an actively managed portfolio of real estate company stocks remains positive.

Sincerely,

CRA REAL ESTATE SECURITIES, L.P.

/s/signature omitted                             /s/signature omitted


T. Ritson Ferguson                                Kenneth D. Campbell
Co-Portfolio Manager                              Co-Portfolio Manager



*The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth less than their original cost. This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing or sending money. The CRA Realty Shares Portfolio, a portfolio of the Advisors' Inner Circle Fund, is distributed by SEI Investments Distributions Co., Oaks, PA 19456.



CRA REAL ESTATE SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

STATEMENT OF NET ASSETS

April 30, 1999                                                       (Unaudited)

                                                          Market
                                                          Value
CRA REALTY SHARES PORTFOLIO                    Shares     (000)
--------------------------------------------------------------------------------
EQUITIES (98.6%)

DIVERSIFIED PROPERTY HOLDINGS (5.0%)
   Northstar Capital Investment Corp.* ......  20,000    $   318
   Trizec Hahn Corp.* .......................  62,700      1,332
   Vornado Realty Trust .....................  35,200      1,373
                                                         -------
                                                           3,023
                                                         -------
INDUSTRIAL (1.4%)
   AMB Property Corp. .......................  39,600        871
                                                         -------
INDUSTRIAL/OFFICE MIX (15.7%)
   American Real Estate Investment Corp. ....  92,000      1,369
   Duke Realty Investments .................. 103,600      2,435
   Prentiss Properties Trust ................ 122,000      2,638
   Spieker Properties .......................  45,000      1,766
   TriNet Corporate Realty Trust ............  45,400      1,246
                                                         -------
                                                           9,454
                                                         -------
OFFICE (18.0%)
   Arden Realty Inc. ........................  41,800      1,045
   CarrAmerica Realty Trust ................. 108,700      2,690
   Equity Office Properties Trust ........... 110,657      3,050
   Highwoods Properties Inc. ................  92,400      2,379
   Kilroy Realty Corp. ......................  71,400      1,682
                                                         -------
                                                          10,846
                                                         -------
RESIDENTIAL: APARTMENTS (23.7%)
   Apartment Investment & Management Co. ....  68,100      2,728
   AvalonBay Communities Inc. ...............  92,268      3,229
   BRE Properties ...........................  62,400      1,552
   Camden Property Trust ....................  72,800      1,966
   Equity Residential Properties Trust ......  66,800      3,090
   Post Properties Inc. .....................  43,400      1,720
                                                         -------
                                                          14,285
                                                         -------
RESIDENTIAL: HOTELS (12.3%)
   Felcor Lodging Trust Inc. ................  42,200      1,010
   Host Marriott Corp. ...................... 229,595      3,056
   Starwood Hotels & Resorts Worldwide* .....  91,857      3,370
                                                         -------
                                                           7,436
                                                         -------
RETAIL: MALLS (10.4%)
   General Growth Properties Inc. ...........  62,500      2,301
   Simon Property Group Inc. ................  93,028      2,669
   Urban Shopping Centers ...................  39,900      1,277
                                                         -------
                                                           6,247
                                                         -------


                                                         Market
                                                          Value
CRA REALTY SHARES PORTFOLIO                    Shares     (000)
---------------------------------------------------------------
RETAIL: SHOPPING CENTERS (10.0%)
   Bradley Real Estate Inc. .................  60,600   $ 1,208
   Developers Diversified Realty Corp. ...... 112,800     1,784
   JDN Realty Corp. .........................  56,450     1,249
   Kimco Realty Corp. .......................  45,000     1,766
                                                        -------
                                                          6,007
                                                        -------
SELF STORAGE (2.1%)
   Public Storage Inc. ......................  45,600     1,271
                                                        -------
   TOTAL EQUITIES
     (Cost $58,717) .........................            59,440
                                                        -------

REPURCHASE AGREEMENT (1.6%)
   Morgan Stanley Tri-Party Repo
     4.50%, dated 04/30/99, matures
     05/03/99,repurchase price
     $963,388 (collateralized by
     a U.S. Treasury Instrument,
     par value $998,806, matures
     07/29/99, market value $987,858) .......    $963       963
                                                        -------
   TOTAL REPURCHASE AGREEMENT
     (Cost $963) ............................               963
                                                        -------
   TOTAL INVESTMENTS (100.2%)
     (Cost $59,680) .........................            60,403
                                                        -------
   OTHER ASSETS AND LIABILITIES, NET (0.2%)                (133)
                                                        -------


NET ASSETS:
   Portfolio Capital (unlimited authorization --
     no par value) based on 6,361,057
     outstanding shares of beneficial interest           63,846
   Distributions in excess of net investment income        (248)
   Accumulated net realized loss on investments          (4,051)
   Net unrealized appreciation on investments               723
                                                       --------
   TOTAL NET ASSETS (100.0%) ................          $ 60,270
                                                       ========

   Net Asset Value, Offering and Redemption
     Price Per Share ........................             $9.47
                                                       ========

*NON-INCOME PRODUCING SECURITY


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS  (000)

For the six-month period ended April 30, 1999                        (Unaudited)

CRA REALTY SHARES PORTFOLIO
--------------------------------------------------------------------------------
Investment Income:
   Dividend Income..................................................... $ 1,844
   Interest Income ....................................................      24
-------------------------------------------------------------------------------

     Total Investment Income...........................................   1,868
-------------------------------------------------------------------------------

Expenses:
   Investment Advisory Fees ...........................................     194
   Investment Advisory Fee Waiver .....................................     (34)
   Administrative Fees ................................................      42
   Custodian Fees .....................................................       6
   Professional Fees ..................................................      25
   Transfer Agent Fees ................................................      16
   Printing Fees ......................................................       9
   Trustee Fees .......................................................       4
   Registration and Filing Fees .......................................      12
   Amortization of Deferred Organization Costs ........................       3
   Other Fees..........................................................      --
-------------------------------------------------------------------------------
     Total Expenses ...................................................     277
-------------------------------------------------------------------------------
       Net Investment Income ..........................................   1,591

   Net Realized Loss from Securities Sold .............................  (1,748)
   Net Unrealized Appreciation of Investment Securities ...............   4,296
-------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ..................   2,548
-------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations................ $ 4,139
-------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.



    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
                                                                    (Unaudited)

                                                                                                  11/1/98         11/1/97
CRA REALTY SHARES PORTFOLIO                                                                    THRU 4/30/99    THRU 10/31/98
------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income......................................................................    $ 1,591         $ 1,457
   Net Realized Loss on Securities Sold ......................................................     (1,748)         (2,038)
   Net Change in Unrealized Appreciation (Depreciation) of Investment Securities .............      4,296          (6,937)
------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations..........................      4,139          (7,518)
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .....................................................................     (1,803)         (1,784)
   Realized Capital Gain .....................................................................         --          (1,540)
------------------------------------------------------------------------------------------------------------------------------
     Total Distributions .....................................................................     (1,803)         (3,324)
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares Issued .............................................................................      5,685          30,081
   Shares Issued in Lieu of Cash Distributions ...............................................      1,469           2,788
   Shares Redeemed ...........................................................................     (4,837)         (1,207)
------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived from Capital Share Transactions.............................      2,317          31,662
------------------------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets ............................................................      4,653          20,820
------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period .......................................................................     55,617          34,797
------------------------------------------------------------------------------------------------------------------------------
   End of Period .............................................................................    $60,270         $55,617
==============================================================================================================================
     Shares Issued and Redeemed:
    Shares Issued ............................................................................        626           2,939
    Shares Issued in Lieu of Cash Distributions ..............................................        166             259
    Shares Redeemed ..........................................................................       (540)           (118)
------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Share Transactions ......................................................        252           3,080
------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.



    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period                       (Unaudited)

                                                                                                                   Ratio
          Net                                                           Net                  Net                    of Net
         Asset              Realized and Distributions Distributions   Asset                Assets      Ratio    Investment
         Value       Net     Unrealized    from Net        from        Value                 End     of Expenses   Income
       Beginning Investment Gain (Loss)on Investment      Capital       End     Total     of Period  to Average  to Average
       of Period   Income    Securities     Income         Gains     of Period Return (1)   (000)    Net Assets  Net Assets
       --------- ---------- ------------ ------------- ------------- --------- ---------- ---------  ----------- ----------

---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------
1999 (1) $ 9.10     0.26        0.40        (0.29)           --       $ 9.47      7.48%    $60,270      1.00%*     5.71%*
1998     $11.49     0.35       (1.85)       (0.40)        (0.49)      $ 9.10    (14.16)%   $55,617      1.00%      3.29%
1997 (2) $10.00     0.26        1.53        (0.30)           --       $11.49     18.17%    $34,797      1.00%*     2.91%*

                     Ratio
                     of Net
          Ratio    Investment
       of Expenses   Income
       to Average  to Average
       Net Assets  Net Assets Portfolio
       (Excluding (Excluding   Turnover
        Waivers)   Waivers)     Rate
       ---------  ----------  ---------

---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------

          1.12%*     5.59%*     24.82%
          1.17%      3.12%      73.54%
          1.63%*     2.28%*    102.74%



 *  Annualized
 +  Total returns are for the period indicated and have not been annualized.
(1) For the six-month period ended April 30, 1999.
(2) The CRA Realty Shares Portfolio commenced operations on January 1, 1997. Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                        CRA REALTY SHARES PORTFOLIO

April 30, 1999                                                       (Unaudited)

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with nine portfolios. The financial statements herein are those of the CRA Realty Shares Portfolio (the "Fund"). The financial statements of the remaining portfolios are not presented herein. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

     FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

     NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. The Fund's Administrator estimates the return of capital based upon historical returns of capital paid by each REIT in prior periods. These estimates are then reconciled to the actual returns of capital reported by the REITs shortly after calendar year end, and an adjustment, if any is required, is then recorded by the Fund.

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

The Fund incurred organization costs of approximately $32,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $13,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

NOTES TO FINANCIAL STATEMENTS (concluded)            CRA REALTY SHARES PORTFOLIO

April 30, 1999                                                       (Unaudited)

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the first $100 million of the Portfolio's average daily net assets; 0.125% of the next $100 million of the Portfolio's average daily net assets; 0.10% of the next $100 million of the Portfolio's average daily net assets; and 0.08% of the Portfolio's average daily net assets over $300 million.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and CRA Real Estate Securities, L.P. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .70% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee and reimburse Fund expenses as applicable in order to limit the Fund's total operating expenses to a maximum of 1.00% of the average daily net assets for Institutional shares. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

First Union National Bank acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended April 30, 1999, are as follows (000):




      Purchases...............................        $16,419
      Sales ..................................        $13,676


At April 30, 1999, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at April 30, 1999, is as follows (000):



Aggregate gross unrealized
  appreciation .................................      $ 3,858
Aggregate gross unrealized
  depreciation .................................       (3,135)
                                                      -------
Net unrealized appreciation ....................      $   723
                                                      =======

[BLANK PAGE]

                                      FUND:
                           CRA REALTY SHARES PORTFOLIO
                                 P.O. Box 419009
                           Kansas City, MO 64141-6009


                                    ADVISER:
                        CRA REAL ESTATE SECURITIES, L.P.
                      Suite 205, 259 N. Radnor-Chester Road
                                Radnor, PA 19087


                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                  Oaks, PA 19456


                                 ADMINISTRATOR:
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                  Oaks, PA 19456


                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036


                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103





 This information must be preceded or accompanied by a current prospectus for the Fund described.

CRA-F-003-03